UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

________________

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2011

CHINA SHESAYS MEDICAL COSMETOLOGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-144888	01-0660195
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Sichuan SHESAYS Cosmetology Hospital Co., Ltd.
New No. 83, Xinnan Road, Wuhou District
Chengdu City, Sichuan Province, P.R. China 610041
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: 86-028-8548-2277

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Conditions.

On April 4, 2011, China Shesays Medical Cosmetology Inc. issued a press release announcing its financial results for the fourth quarter of 2010 and the fiscal year of 2010, which audited financial statements were disclosed on its 10-K filed on March 31, 2011. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

Item 8.01.     Other Event.

On April 4, 2011, China Shesays Medical Cosmetology Inc. issued a press release announcing its financial results for the fourth quarter of 2010 and the fiscal year of 2010, which audited financial statements were disclosed on its 10-K filed on March 31, 2011. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release Issued on April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SHESAYS MEDICAL
COSMETOLOGY INC.

Date: April 4, 2011

By: /s/ Yixiang Zhang
Name: Yixiang Zhang
Title: Chief Executive Officer

EXHIBIT INDEX

Form 8-K

Filed
Exhibit No.	Description	Herewith	By Reference
99.1	Press Release.	X